 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

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Date of Report (date of earliest event reported):  December 28, 2005

Home Solutions of America, Inc.
(Exact Name of Registrant as Specified in its Charter)

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Delaware	0-22388	99-0273889
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Dragon Street, Suite B, Dallas, Texas 75207
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code:                                                                   (214) 623-8446

Former name of address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01        Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 28, 2005, The American Stock Exchange ("AMEX") sent a letter to Home Solutions of America, Inc. (the "Company"), advising it that, based upon discussions with representatives of the Company and review by AMEX of publicly available information and AMEX listing records, the Company issued certain shares of its common stock without complying with Section 301 of the AMEX Company  Guide, which states, in part, that the Company is not permitted to issue additional securities of a listed class until it has filed an application for the listing of such additional securities and received notification from AMEX that the securities have been approved for listing.

The Company has filed the applicable AMEX listing applications with respect to the shares of common stock in question and, upon approval by AMEX of the listing of such shares, expects that it will be in compliance with AMEX Company Guide Section 301.  Furthermore, the Company has revised its standard operating procedures in order to ensure that future issuances of common stock are in compliance with AMEX Company Guide Section 301.

Item 7.01    Regulation FD Disclosure.

On January 4, 2006, the Company disclosed its receipt of the December 28, 2005 letter from AMEX and noted that the Company has filed the applicable AMEX listing applications required by AMEX Company Guide Section 301.  A copy of the January 4th press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(D)       Exhibits.

Exhibit 99.1	Press Release issued by Home Solutions of America, Inc., dated January 4, 2006.

Safe Harbor for Forward-Looking Statements

Information set forth or incorporated by reference in this document contains financial estimates and other "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are typically preceded by words such as "believes," " expects," "anticipates," "intends," "will," "may," "should," or similar expressions. These forward-looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward-looking statements.

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                Home Solutions of America, Inc.

Date:  January 4, 2006                                                                          By:      /s/ Rick J. O'Brien
                        Name:  Rick J. O'Brien
                        Title:  Chief Financial Officer

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Exhibit Index

Exhibit 99.1	Press Release issued by Home Solutions of America, Inc., dated January 4, 2006.

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